Exhibit 99.1 - Supplemental Financial Information – Second fiscal quarter ended March 31, 2019.

201 N. Harrison St.
Davenport, IA 52801
www.lee.net

Quarter Ended (unaudited)
	March 31, 2019			March 25, 2018
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	62,934	44,295	18,639	71,553	50,292	21,261
Subscription	45,076	31,119	13,957	45,972	32,055	13,917
Other	14,694	13,339	1,355	10,280	8,519	1,761
Total operating revenue	122,704	88,753	33,951	127,805	90,866	36,939
Operating expenses:
Compensation	47,785	35,953	11,832	49,363	37,253	12,110
Newsprint and ink	5,825	4,091	1,734	5,640	4,027	1,613
Other operating expenses	48,016	29,939	18,077	49,315	30,036	19,279
Depreciation and amortization	7,386	4,785	2,601	8,016	5,226	2,790
Assets loss (gain) on sales, impairments, and other	83	83	—	(1,300)	(1,272)	(28)
Restructuring costs and other	2,759	1,830	929	1,816	1,741	75
Total operating expenses	111,854	76,681	35,173	112,850	77,011	35,839
Equity in earnings of associated companies	1,717	498	1,219	1,608	464	1,144
Operating income	12,567	12,570	(3)	16,563	14,319	2,244
Non-operating income (expense), net	(14,738)	(18,275)	3,537	(13,103)	(16,011)	2,908
Income tax expense (benefit)	156	(728)	884	927	(944)	1,871
Net income	(2,327)	(4,977)	2,650	2,533	(748)	3,281

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	(2,327)	(4,977)	2,650	2,533	(748)	3,281
Adjusted to exclude
Non-operating expenses (income), net	14,738	18,275	(3,537)	13,103	16,011	(2,908)
Income tax expense (benefit)	156	(728)	884	927	(944)	1,871
Equity in earnings of TNI and MNI	(1,717)	(498)	(1,219)	(1,608)	(464)	(1,144)
Depreciation and amortization	7,386	4,785	2,601	8,016	5,226	2,790
Assets loss (gain) on sales, impairments, and other	83	83	—	(1,300)	(1,272)	(28)
Restructuring costs and other	2,759	1,830	929	1,816	1,741	75
Stock compensation	426	426	—	497	497	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	2,080	756	1,324	2,086	838	1,248
Adjusted EBITDA	23,584	19,952	3,632	26,070	20,885	5,185

Supplemental cash flow information
Distributions from MNI and TNI	2,707	750	1,957	2,881	1,250	1,631
Capital expenditures	(1,457)	(1,350)	(107)	(1,350)	(1,051)	(299)
Cash income tax payments	(3,914)	(3,914)	—	(175)	(165)	(10)
Interest income	201	(2,635)	2,836	126	(2,075)	2,201
Interest to be settled in cash	(12,140)	(9,392)	(2,748)	(13,274)	(10,017)	(3,257)
Debt financing and administrative costs	(962)	(962)	—	(1)	(1)	—

Year Ended (unaudited)
	March 31, 2019			March 25, 2018
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	138,897	96,491	42,406	156,213	109,368	46,845
Subscription	91,345	63,092	28,253	94,241	64,968	29,273
Other	28,663	25,733	2,930	21,136	17,533	3,603
Total operating revenue	258,905	185,316	73,589	271,590	191,869	79,721
Operating expenses:
Compensation	94,824	71,240	23,584	100,980	76,261	24,719
Newsprint and ink	12,164	8,414	3,750	11,478	8,138	3,340
Other operating expenses	97,758	60,388	37,370	99,671	60,201	39,470
Depreciation and amortization	14,916	9,718	5,198	16,068	10,461	5,607
Assets loss (gain) on sales, impairments, and other	(17)	(17)	—	(1,297)	(1,270)	(27)
Restructuring costs and other	2,820	1,873	947	2,284	2,063	221
Total operating expenses	222,465	151,616	70,849	229,184	155,854	73,330
Equity in earnings of associated companies	3,846	988	2,858	3,991	1,328	2,663
Operating income	40,286	34,688	5,598	46,397	37,343	9,054
Non-operating income (expense), net	(27,224)	(34,269)	7,045	(27,300)	(32,959)	5,659
Income tax expense (benefit)	4,670	1,561	3,109	(18,763)	(24,107)	5,344
Net income	8,392	(1,142)	9,534	37,860	28,491	9,369

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	8,392	(1,142)	9,534	37,860	28,491	9,369
Adjusted to exclude
Non-operating expenses (income), net	27,224	34,269	(7,045)	27,300	32,959	(5,659)
Income tax expense (benefit)	4,670	1,561	3,109	(18,763)	(24,107)	5,344
Equity in earnings of TNI and MNI	(3,846)	(988)	(2,858)	(3,991)	(203)	(3,788)
Depreciation and amortization	14,916	9,718	5,198	16,068	10,461	5,607
Assets loss (gain) on sales, impairments, and other	(17)	(17)	—	(1,297)	(1,270)	(27)
Restructuring costs and other	2,820	1,873	947	2,284	2,063	221
Stock compensation	888	888	—	1,016	1,016	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	4,681	1,823	2,858	5,245	2,373	2,872
Adjusted EBITDA	59,728	47,985	11,743	65,722	51,783	13,939

Supplemental cash flow information:
Distributions from MNI and TNI	4,006	1,500	2,506	5,198	2,000	3,198
Capital expenditures	(2,459)	(2,102)	(357)	(2,452)	(1,940)	(512)
Cash income tax payments	(3,935)	(3,936)	1	(284)	(251)	(33)
Interest income	326	(5,294)	5,620	222	(3,845)	4,067
Interest to be settled in cash	(24,397)	(18,842)	(5,555)	(26,924)	(20,182)	(6,742)
Debt financing and administrative costs	(1,858)	(1,858)	—	(5)	(5)	—